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                                                                   Exhibit 10.60
                                                                   -------------

                                   Amendment 2


RF Monolithics, Inc. ("Company") and Cirtek Electronics Corporation ("Contractor") agree that the Agreement between Company and Contractor entitled Manufacturing Agreement and dated March 23, 2001 (the Agreement) as amended (Amendment 1, dated June 1, 2001) is hereby amended effective October 1, 2001 as follows:

The following definition shall be added to Section 1, General definitions:

Quarter: shall mean periods of three (3) months beginning January 1 in calendar sequence. Quarter 1 (Q1) will be the period beginning January 1 and ending March
31. Quarter 2 (Q2) will be the period beginning April 1 and ending June 30. Quarter 3 (Q3) will be the period beginning July 1 and ending September 30. Quarter 4 (Q4) will be the period beginning October 1 and ending December 31.

Schedule A, dated June 1, 2001, is deleted in its entirety and replaced with the attached Schedule A, dated October 1, 2001.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representative this 3rd day of December, 2001.


RF MONOLITHICS, INC.                        Cirtek Electronics Corporation

 /s/ David T. Somerville                     /s/ Dennis Chau
------------------------------------        ------------------------------------
         (Authorized Signature)                    (Authorized Signature)

Name  David T. Somerville                   Name  Dennis Chau
      ------------------------------              ------------------------------
         (Type or Print)                           (Type or Print)

Title VP-QA & Corporate Development         Title VP-Admin & Finance
      ------------------------------              ------------------------------
         (Type or Print)                           (Type or Print)


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